Capital Management	12 Months Ended
Dec. 31, 2022
Disclosure of financial assets [abstract]
Capital management	CAPITAL MANAGEMENT
The primary objective of managing the Group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that:
•optimises the cost of capital
•maximises shareholders’ returns, and
•ensures that the Group remains in a sound financial position.
There were no changes to the Group’s overall capital management approach during the current year. The Group manages and makes adjustments to the capital structure as and when borrowings mature or as and when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. Opportunities in the market are also monitored closely to ensure that the most efficient funding solutions are implemented.
The Group monitors capital using the ratio of net debt to adjusted EBITDA. Adjusted EBITDA is defined as profit or loss for the year adjusted for interest, taxation, amortisation and depreciation and certain other costs. For external borrowings, the definition of adjusted EBITDA is as defined in the US$1,200 million term loan and revolving credit facilities agreement. Net debt is defined as total borrowing plus lease liabilities less cash and cash equivalents. The Group’s long-term target is a ratio of net debt to adjusted EBITDA of one times or lower. The bank covenants on external borrowings entered into after 1 January 2019 require a net debt to adjusted EBITDA ratio of 3.5 or below and EBITDA to net finance charges of 4.1 or above and the ratios are measured based on amounts in United States Dollar. At the date of this report, the Group was not in default under the terms of any of its outstanding credit facilities.

		United States Dollar
Figures in millions unless otherwise stated	Notes	2022	2021

Total borrowings	24	1,079.3	1,078.1
Add: Lease liability		394.2	415.5
Less: Cash and cash equivalents	21	769.4	524.7
Net debt		704.1	968.9
Adjusted EBITDA		2,440.1	2,393.6
Net debt to adjusted EBITDA ratio		0.29	0.40
Adjusted EBITDA to net finance charges ratio		25.1	22.8
Reconciliation of profit for the year to adjusted EBITDA:
Profit for the year		721.7	829.5
Mining and income taxation		442.1	424.9
Royalties		110.4	112.4
Finance expense		72.5	100.9
Investment income		(13.3)	(8.3)
(Gain)/loss on financial instruments		(24.0)	100.4
Foreign exchange (gain)/loss		(6.7)	1.9
Amortisation and depreciation	2	844.3	713.2
Share-based payments		6.9	12.7
Long-term incentive plan		29.0	28.5
Restructuring costs	8	11.3	1.3
Silicosis settlement costs		(2.2)	(0.7)
Impairment, net of reversal of impairment of investments and assets		505.0	42.4
Profit on disposal of assets		(10.4)	(8.5)
Share of results of equity accounted investees, net of taxation		(10.1)	32.0
Yamana break fee	8	(300.0)	—
Yamana transaction costs	8	33.0	—
Rehabilitation expense	8	(8.9)	10.8
Realised gain/(loss) on derivative contracts	38	22.2	(43.4)
Ghana expected credit loss	13.1	17.5	41.1
Other		(0.2)	2.5
Adjusted EBITDA		2,440.1	2,393.6